MORGAN STANLEY DEAN WITTER EQUITY FUND     Two World Trade Center, New York, New York 10048

LETTER TO THE SHAREHOLDERS November 30, 1998

DEAR SHAREHOLDER:

We are pleased to present Morgan Stanley Dean Witter Equity Fund's first shareholder report. The Fund, which commenced operations on July 29, 1998, seeks to provide investors with total return through a combination of growth stocks and value stocks. The Fund's sub-advisor, Miller Anderson & Sherrerd, LLP (MAS), evaluates economic conditions and formulates a market outlook in order to weight the portfolio either towards growth stocks or value stocks.

The period under review (July 29, 1998 through November 30, 1998) was volatile for both the U.S. and foreign financial markets. Stock markets around the world corrected sharply in reaction to Russia's default on its debt and the collapse of a major U.S.-based hedge fund. However, by early October markets rebounded following a series of interest-rate reductions by the Federal Reserve Board and other central banks around the world.

PERFORMANCE AND PORTFOLIO

Against this backdrop, Morgan Stanley Dean Witter Equity Fund Class A returned -2.20 percent, Class B returned -2.50 percent, Class C returned -2.50 percent and Class D returned -2.20 percent. The performance of the Fund's four share classes varies because of differing expenses. During the same period, the Standard & Poor's 500 Composite Stock Price Index (S&P 500) returned 4.08 percent and the Lipper Growth Funds Index returned 1.29 percent.

The Fund's return lagged its benchmarks partly as a result of MAS' slow and careful investing of new funds within this volatile market. This meant that the Fund had a relatively high cash position. Going forward, MAS expects to be fully invested. In addition, the Fund's tilt toward value investing during the period hurt performance because growth stocks outperformed value stocks, by a wide margin.

The Fund combines growth-style investing with value-style investing and looks for stocks that it determines have lower-than-market valuations and

MORGAN STANLEY DEAN WITTER EQUITY FUND
higher-than-market expected earnings growth potential. At the end of the period under review, the stocks in the Fund's portfolio were, on average, trading at lower valuations (based on price/earnings ratios) than the overall market. In addition, the portfolio's expected earnings growth over the next three years is around 17 percent versus 15 percent for the market as a whole. During this reporting period the portfolio was weighted slightly in favor of value stocks. However, the percentage of growth-style issues in the portfolio has been steadily increasing as attractive opportunities among growth issues appear.

At the close of the period, the portfolio was overweighted in consumer services, consumer durables and technology where good earnings prospects exist. The portfolio was underweighted in personal products because these stocks' modest earnings growth potentials are resulting in price declines. The portfolio was also underweighted in drugs because these stocks' prices already fully account for the industry's strong long-term outlook. Energy has remained underweighted as the supply/demand outlook from oil continues to be negative.

Assets under management in the Fund at the end of November were more than $226 million; cash flow into the Fund has been positive since inception.

LOOKING AHEAD

While we have some concerns about corporate profit growth over the near term, the stock market generally gains support during the first calendar quarter from heavy cash flows from 401(k) and IRA contributions. Past the first quarter of 1999, we are cautiously optimistic about the market as a whole. Stock valuations, based on price-to-earnings ratios, are relatively high compared to many other times throughout the past year. However, we believe that the portfolio, which has an average valuation level that is lower than that of the overall market, is well positioned in such an environment. In addition, we believe that the industries that are currently overweighted in the Fund, such as consumer services, consumer durables and technology, should provide greater growth opportunities than the overall market during the year ahead.

We appreciate your support of Morgan Stanley Dean Witter Equity Fund and look forward to continuing to serve your investment needs.

Very truly yours,

/S/ CHARLES A. FIUMEFREDDO
CHARLES A. FIUMEFREDDO
Chairman of the Board

MORGAN STANLEY DEAN WITTER EQUITY FUND

PORTFOLIO OF INVESTMENTS November 30, 1998 (unaudited)

NUMBER OF
 SHARES                                       VALUE
-------------------------------------------------------
            COMMON STOCKS (94.4%)
            Accident & Health Insurance (2.2%)
  32,200    Aetna, Inc. .................  $  2,489,463
  48,400    UNUM Corp. ..................     2,607,550
                                           ------------
                                              5,097,013
                                           ------------
            Airlines (0.4%)
  15,100    AMR Corp.*...................       995,656
                                           ------------

            Alcoholic Beverages (1.4%)
  52,900    Anheuser-Busch Companies,
             Inc. .......................     3,207,063
                                           ------------
            Auto Parts (0.4%)
  26,000    Dana Corp. ..................     1,014,000
                                           ------------

            Auto Parts - Original Equipment (1.6%)
   3,000    Lear Corp.*..................       115,875
 100,700    LucasVarity PLC (ADR) (United
             Kingdom)....................     3,524,500
                                           ------------
                                              3,640,375
                                           ------------
            Automotive Aftermarket (0.6%)
  24,600    Goodyear Tire & Rubber Co....     1,396,050
                                           ------------

            Broadcasting (0.8%)
  37,400    Clear Channel Communications,
             Inc.*.......................     1,748,450
                                           ------------
            Building Materials (1.2%)
  74,600    Owens Corning................     2,783,513
                                           ------------
            Cable Television (2.3%)
 144,300    Tele-Communications TCI
             Ventures Group (Class A)*...     2,849,925
  57,900    Tele-Communications, Inc.
             (Class A)*..................     2,442,656
                                           ------------
                                              5,292,581
                                           ------------
            Cellular Telephone (0.8%)
  32,800    Airtouch Communications,
             Inc.*.......................     1,875,750
                                           ------------
            Computer Hardware (2.3%)
  88,100    Compaq Computer Corp. .......     2,863,250
  13,900    International Business
             Machines Corp. .............     2,293,500
                                           ------------
                                              5,156,750
                                           ------------
            Computer Software (5.9%)
  56,400    BMC Software, Inc.*..........     2,876,400
  86,800    Microsoft Corp.*.............    10,589,599
                                           ------------
                                             13,465,999
                                           ------------

NUMBER OF
 SHARES                                       VALUE
-------------------------------------------------------
            Computers Communications (2.5%)
  39,600    3Com Corp.*..................  $  1,532,025
  53,550    Cisco Systems, Inc.*.........     4,036,331
                                           ------------
                                              5,568,356
                                           ------------

            Computers - Peripheral Equipment (0.6%)
  46,200    Seagate Technology, Inc.*....     1,362,900
                                           ------------

            Construction/Ag Equipment/Trucks (2.3%)
 116,700    Case Corp. ..................     2,829,975
  63,200    Cummins Engine Co., Inc. ....     2,346,300
                                           ------------
                                              5,176,275
                                           ------------
            Department Stores (0.3%)
  18,100    Ross Stores, Inc. ...........       658,388
                                           ------------

            Discount Chains (2.6%)
  44,700    Dayton-Hudson Corp. .........     2,011,500
  50,400    Wal-Mart Stores, Inc. .......     3,795,750
                                           ------------
                                              5,807,250
                                           ------------

            Diversified Commercial Services (0.7%)
  17,000    America Online, Inc.*........     1,488,563
                                           ------------

            Diversified Manufacturing (1.8%)
  28,300    FMC Corp.*...................     1,644,938
  58,000    York International Corp. ....     2,436,000
                                           ------------
                                              4,080,938
                                           ------------
            Drug Store Chain (1.2%)
  54,700    CVS Corp. ...................     2,700,813
                                           ------------

            Electric Utilities: East
             (0.3%)
  14,200    Energy East Corp. ...........       753,488
                                           ------------

            Electric Utilities: South
             (1.2%)
  29,000    Carolina Power & Light
             Co. ........................     1,344,875
  49,600    Southern Co. ................     1,463,200
                                           ------------
                                              2,808,075
                                           ------------
            Electronics - Defense (0.9%)
  33,900    Hewlett-Packard Co. .........     2,127,225
                                           ------------

            Environmental Services (2.3%)
  83,700    Allied Waste Industries,
             Inc.*.......................     1,705,388
  82,200    Waste Management, Inc. ......     3,524,325
                                           ------------
                                              5,229,713
                                           ------------
            Finance (0.5%)
  24,300    Countrywide Credit
             Industries, Inc. ...........     1,202,850
                                           ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER EQUITY FUND

PORTFOLIO OF INVESTMENTS November 30, 1998 (unaudited) continued

NUMBER OF
 SHARES                                       VALUE
-------------------------------------------------------
            Finance Services (1.4%)
  78,600    Household International,
             Inc. .......................  $  3,075,225
                                           ------------
            Generic Drugs (0.5%)
  30,800    Mylan Laboratories, Inc. ....     1,022,175
                                           ------------
            Healthcare (2.6%)
  41,000    Abbott Laboratories..........     1,968,000
  63,200    Baxter International,
             Inc. .......................     4,017,149
                                           ------------
                                              5,985,149
                                           ------------

            Hospital/Nursing Management (1.4%)
  76,000    Health Management Associates,
             Inc. (Class A)*.............     1,648,250
  48,900    Tenet Healthcare Corp.*......     1,445,606
                                           ------------
                                              3,093,856
                                           ------------
            Integrated Oil Companies (1.7%)
  83,100    Coastal Corp. ...............     2,898,113
  24,200    Phillips Petroleum Co. ......     1,016,400
                                           ------------
                                              3,914,513
                                           ------------
            Life Insurance (1.6%)
 109,500    Conseco, Inc. ...............     3,627,188
                                           ------------
            Major Banks (5.5%)
  45,800    Bank One Corp. ..............     2,350,112
   2,600    BankAmerica Corp. ...........       169,488
  54,200    BankBoston Corp. ............     2,256,075
  60,600    Chase Manhattan Corp. .......     3,844,312
  77,050    Citigroup Inc.*..............     3,866,946
                                           ------------
                                             12,486,933
                                           ------------
            Major Chemicals (0.3%)
  34,800    Solutia, Inc. ...............       778,650
                                           ------------
            Major Pharmaceuticals (2.4%)
  18,000    American Home Products
             Corp. ......................       958,500
  18,200    Bristol-Myers Squibb Co. ....     2,230,638
  14,600    Merck & Co., Inc. ...........     2,261,175
                                           ------------
                                              5,450,313
                                           ------------
            Major U.S. Telecommunications (7.5%)
  48,500    Ameritech Corp. .............     2,625,063
 137,402    MCI WorldCom, Inc.*..........     8,098,129
  67,300    SBC Communications, Inc. ....     3,226,194
  37,100    Sprint Corp. (FON Group).....     2,699,025
  18,550    Sprint Corp. (PCS Group)*....       296,800
                                           ------------
                                             16,945,211
                                           ------------

NUMBER OF
 SHARES                                       VALUE
-------------------------------------------------------
            Manufacturing - Consumer & Industrial
             Products (0.7%)
  43,800    Parker-Hannifin Corp. .......  $  1,522,050
                                           ------------

            Manufacturing - Diversified Industries
             (0.6%)
  38,000    Aeroquip-Vickers, Inc. ......     1,382,250
                                           ------------

            Media Conglomerates (0.8%)
  73,200    Fox Entertainment Group, Inc.
             (Class A)*..................     1,729,350
                                           ------------

            Medical/Nursing Services (1.4%)
  81,200    HEALTHSOUTH Corp.*...........     1,091,125
  57,200    Lincare Holdings, Inc.*......     1,973,400
                                           ------------
                                              3,064,525
                                           ------------

            Military/Government/Technical (0.7%)
  86,400    Loral Space & Communications
             Ltd.*.......................     1,587,600
                                           ------------

            Motor Vehicles (4.1%)
  77,700    Ford Motor Co. ..............     4,292,925
  72,700    General Motors Corp. ........     5,089,000
                                           ------------
                                              9,381,925
                                           ------------
            Multi-Line Insurance (1.7%)
  45,500    Allstate Corp. ..............     1,854,125
  36,300    Hartford Financial Services
             Group, Inc. ................     2,003,306
                                           ------------
                                              3,857,431
                                           ------------
            Oil/Gas Transmission (0.5%)
  18,200    Columbia Energy Group........     1,032,850
                                           ------------

            Other Consumer Services
             (1.0%)
  60,900    Service Corp.
             International...............     2,276,138
                                           ------------

            Packaged Foods (0.9%)
  26,400    General Mills, Inc. .........     1,993,200
                                           ------------

            Packaged Goods/Cosmetics (0.3%)
  24,800    Dial Corp. ..................       651,000
                                           ------------

            Paper (0.3%)
  17,200    Bowater, Inc. ...............       679,400
                                           ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER EQUITY FUND

PORTFOLIO OF INVESTMENTS November 30, 1998 (unaudited) continued

NUMBER OF
 SHARES                                       VALUE
-------------------------------------------------------
            Property - Casualty Insurers (4.6%)
  94,900    Ace, Ltd. (Bermuda)..........  $  3,036,800
  18,200    EXEL Ltd. (Class A)..........     1,367,275
  61,600    Everest Reinsurance Holdings,
             Inc. .......................     2,313,850
 110,800    Travelers Property Casualty
             Corp. (Class A).............     3,815,675
                                           ------------
                                             10,533,600
                                           ------------
            Semiconductor Equipment (0.4%)
  23,100    Applied Materials, Inc.*.....       895,125
                                           ------------
            Semiconductors (1.7%)
  34,900    Intel Corp. .................     3,753,931
                                           ------------
            Soft Drinks (0.9%)
  50,900    PepsiCo Inc. ................     1,969,194
                                           ------------

            Specialty Chemicals (3.8%)
  63,200    Air Products & Chemicals,
             Inc. .......................     2,409,500
  11,600    Engelhard Corp. .............       224,025
 110,800    Grace (W.R.) & Co.*..........     1,828,200
  28,300    Morton International,
             Inc. .......................       833,081
  21,300    Praxair, Inc. ...............       813,394
  69,400    Rohm & Haas Co. .............     2,424,663
                                           ------------
                                              8,532,863
                                           ------------

            Specialty Insurers (1.5%)
  57,200    Ambac Financial Group,
             Inc. .......................     3,489,200
                                           ------------

            Telecommunications Equipment (3.3%)
  60,800    General Instrument Corp.*....     1,710,000
  37,800    Motorola, Inc. ..............     2,343,600
  41,200    Northern Telecom Ltd.
             (Canada)....................     1,923,525
  29,900    Tellabs, Inc.*...............     1,614,600
                                           ------------
                                              7,591,725
                                           ------------
            Tobacco (3.2%)
  88,900    Philip Morris Companies,
             Inc. .......................     4,972,843
  76,800    RJR Nabisco Holdings
             Corp. ......................     2,212,800
                                           ------------
                                              7,185,643
                                           ------------
            TOTAL COMMON STOCKS
            (Identified Cost
            $209,484,781)................   214,126,247
                                           ------------

            PREFERRED STOCK (0.9%)
            Newspapers
  82,300    News Corp. Ltd. (ADR)
             (Australia)
             (Identified Cost
             $2,113,146).................     2,072,931
                                           ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                     VALUE
-------------------------------------------------------
            SHORT-TERM INVESTMENTS (4.5%)
            U.S. GOVERNMENT AGENCY (a) (0.9%)
  $2,000    Federal National Mortgage
             Assoc. 4.80% due 12/14/98
             (Amortized Cost
             $1,996,533).................  $  1,996,533
                                           ------------

            REPURCHASE AGREEMENT (3.6%)
   8,297    The Bank of New York 4.625%
             due 12/01/98 (dated
             11/30/98; proceeds
             $8,298,131) (b)
             (Identified Cost
             $8,297,065).................     8,297,065
                                           ------------

            TOTAL SHORT-TERM INVESTMENTS
            (Identified Cost $10,293,598)... 10,293,598
                                           ------------


TOTAL INVESTMENTS
(Identified Cost $221,891,525)
(c)..............................      99.8%   226,492,776

OTHER ASSETS IN EXCESS OF
LIABILITIES......................       0.2        396,162
                                    -------   ------------

NET ASSETS.......................     100.0%  $226,888,938
                                    =======   ============

---------------------
ADR American Depository Receipt.
 *  Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $1,983,993 Federal Farm Credit Discount Note 0.00% due 12/10/98 valued at $1,980,552; $1,243,468 Federal National Mortgage Assoc. 5.75% due 04/15/03 valued at $1,290,196; and $5,000,000 Federal National
    Mortgage Assoc. 5.75% due 04/23/01 valued at $5,193,918.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $14,041,871 and the aggregate gross unrealized depreciation is $9,440,620, resulting in net unrealized appreciation of $4,601,251.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER EQUITY FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
November 30, 1998 (unaudited)

ASSETS:
Investments in securities, at value
 (identified cost $221,891,525).............................  $226,492,776
Receivable for:
    Investments sold........................................     1,036,923
    Shares of beneficial interest sold......................       370,211
    Dividends...............................................       256,199
Deferred offering costs.....................................        77,527
Prepaid expenses and other assets...........................        23,191
                                                              ------------
    TOTAL ASSETS............................................   228,256,827
                                                              ------------
LIABILITIES:
Payable for:
    Investments purchased...................................       664,666
    Shares of beneficial interest repurchased...............       278,591
    Plan of distribution fee................................       183,205
    Investment management fee...............................       159,609
Accrued expenses............................................        66,998
Organizational expenses.....................................        14,820
                                                              ------------
    TOTAL LIABILITIES.......................................     1,367,889
                                                              ------------
    NET ASSETS..............................................  $226,888,938
                                                              ============
COMPOSITION OF NET ASSETS:
Paid-in-capital.............................................  $229,036,709
Net unrealized appreciation.................................     4,601,251
Net investment loss.........................................      (211,546)
Net realized loss...........................................    (6,537,476)
                                                              ------------
    NET ASSETS..............................................  $226,888,938
                                                              ============
CLASS A SHARES:
Net Assets..................................................    $7,275,814
Shares Outstanding (unlimited authorized, $.01 par value)...       744,227
    NET ASSET VALUE PER SHARE...............................         $9.78
                                                                     =====
    MAXIMUM OFFERING PRICE PER SHARE,
     (net asset value plus 5.54% of net asset value)........        $10.32
                                                                    ======
CLASS B SHARES:
Net Assets..................................................  $206,636,945
Shares Outstanding (unlimited authorized, $.01 par value)...    21,190,309
    NET ASSET VALUE PER SHARE...............................         $9.75
                                                                     =====
CLASS C SHARES:
Net Assets..................................................   $12,946,182
Shares Outstanding (unlimited authorized, $.01 par value)...     1,327,588
    NET ASSET VALUE PER SHARE...............................         $9.75
                                                                     =====
CLASS D SHARES:
Net Assets..................................................       $29,997
Shares Outstanding (unlimited authorized, $.01 par value)...         3,066
    NET ASSET VALUE PER SHARE...............................         $9.78
                                                                     =====

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER EQUITY FUND

STATEMENT OF OPERATIONS
For the period July 29, 1998* through November 30, 1998
 (unaudited)

NET INVESTMENT LOSS:
INCOME
Dividends (net of $2,766 foreign withholding tax)...........  $  828,195
Interest....................................................     408,396
                                                             -----------

    TOTAL INCOME............................................   1,236,591
                                                             -----------

EXPENSES
Plan of distribution fee (Class A shares)...................       5,503
Plan of distribution fee (Class B shares)...................     613,625
Plan of distribution fee (Class C shares)...................      39,373
Investment management fee...................................     573,838
Transfer agent fees and expenses............................      85,176
Offering costs..............................................      48,318
Registration fees...........................................      37,150
Professional fees...........................................      22,364
Shareholders reports and notices............................       8,794
Custodian fees..............................................       7,594
Trustees' fees and expenses.................................       4,581
Other.......................................................       1,821
                                                             -----------

    TOTAL EXPENSES..........................................   1,448,137
                                                             -----------

    NET INVESTMENT LOSS.....................................    (211,546)
                                                             -----------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss...........................................  (6,537,476)
Net unrealized appreciation.................................   4,601,251
                                                             -----------

    NET LOSS................................................  (1,936,225)
                                                             -----------

NET DECREASE................................................ $(2,147,771)
                                                             ===========

---------------------

* Commencement of operations.

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS
                                                               FOR THE PERIOD
                                                               JULY 29, 1998*
                                                                   THROUGH
                                                              NOVEMBER 30, 1998
-------------------------------------------------------------------------------
                                                                 (unaudited)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment loss.........................................    $   (211,546)
Net realized loss...........................................      (6,537,476)
Net unrealized appreciation.................................       4,601,251
                                                                ------------

    NET DECREASE............................................      (2,147,771)

Net increase from transactions in shares of beneficial
 interest...................................................     228,936,709
                                                                ------------

    NET INCREASE............................................     226,788,938

NET ASSETS:
Beginning of period.........................................         100,000
                                                                ------------

    END OF PERIOD
    (Including a net investment loss of $211,546)...........    $226,888,938
                                                                ============

---------------------

* Commencement of operations.

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER EQUITY FUND

NOTES TO FINANCIAL STATEMENTS November 30, 1998 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Equity Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is total return. The Fund seeks to achieve its objective by investing at least 65% of its total assets in equity securities. The Fund was organized as a Massachusetts business trust on April 6, 1998 and had no other operations other than those relating to organizational matters and the issuance of 2,500 shares of beneficial interest by each class for $25,000 of each class to Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), formerly Dean Witter InterCapital Inc., to effect the Fund's initial capitalization. The Fund commenced operations on July 29, 1998.

The Fund offers four classes of shares. Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price;
(2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager or Miller Anderson & Sherrerd, LLP (the "Sub-Advisor"), an affiliate of the Investment Manager, that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities

MORGAN STANLEY DEAN WITTER EQUITY FUND

NOTES TO FINANCIAL STATEMENTS November 30, 1998 (unaudited) continued

having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

F. OFFERING COSTS -- The Investment Manager incurred offering costs on behalf of the Fund in the amount of approximately $126,000 which will be reimbursed for the full amount thereof. Such expenses were deferred and are being amortized by the Fund on the straight-line method over the period of benefit of approximately one year or less from the commencement of operations.

MORGAN STANLEY DEAN WITTER EQUITY FUND

NOTES TO FINANCIAL STATEMENTS November 30, 1998 (unaudited) continued

2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.85% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

Under a Sub-Advisory Agreement between the Sub-Advisor and the Investment Manager, the Sub-Advisor provides the Fund with investment advice and portfolio management relating to the Fund's investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor compensation equal to 40% of its monthly compensation.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for (1) services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; (2) printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and (3) preparation, printing and distribution of sales

MORGAN STANLEY DEAN WITTER EQUITY FUND

NOTES TO FINANCIAL STATEMENTS November 30, 1998 (unaudited) continued

literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $11,694,357 at November 30, 1998.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the period ended November 30, 1998, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the period ended November 30, 1998, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $107,703 and $4,220, respectively and received $33,601 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the period ended November 30, 1998 aggregated $272,731,475 and $54,604,740, respectively.

MORGAN STANLEY DEAN WITTER EQUITY FUND

NOTES TO FINANCIAL STATEMENTS November 30, 1998 (unaudited) continued

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                   FOR THE PERIOD
                                                                   JULY 29, 1998*
                                                                       THROUGH
                                                                  NOVEMBER 30, 1998
                                                              -------------------------
                                                                     (unaudited)
                                                                SHARES        AMOUNT
                                                              ----------   ------------
CLASS A SHARES
Sold........................................................     830,186   $  8,119,129
Redeemed....................................................     (88,459)      (785,860)
                                                              ----------   ------------
Net increase - Class A......................................     741,727      7,333,269
                                                              ----------   ------------
CLASS B SHARES
Sold........................................................  22,495,947    220,076,163
Redeemed....................................................  (1,308,138)   (11,503,018)
                                                              ----------   ------------
Net increase - Class B......................................  21,187,809    208,573,145
                                                              ----------   ------------
CLASS C SHARES
Sold........................................................   1,449,742     14,133,720
Redeemed....................................................    (124,654)    (1,108,528)
                                                              ----------   ------------
Net increase - Class C......................................   1,325,088     13,025,192
                                                              ----------   ------------
CLASS D SHARES
Sold........................................................         566          5,103
                                                              ----------   ------------
Net increase in Fund........................................  23,255,190   $228,936,709
                                                              ==========   ============

---------------------
* Commencement of operations.

MORGAN STANLEY DEAN WITTER EQUITY FUND

FINANCIAL HIGHLIGHTS (unaudited)

Selected ratios and per share data for a share of beneficial interest outstanding throughout the period:

                                                                       FOR THE PERIOD JULY 29, 1998*
                                                                         THROUGH NOVEMBER 30, 1998
                                                              -----------------------------------------------
                                                              CLASS A      CLASS B       CLASS C      CLASS D
                                                              SHARES        SHARES       SHARES       SHARES
-------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA++:

Net asset value, beginning of period........................  $10.00         $10.00       $10.00      $10.00
                                                              ------         ------       ------      ------
Loss from investment operations:

 Net investment income (loss)...............................    0.01          (0.01)       (0.01)       0.02
 Net realized and unrealized loss...........................   (0.23)         (0.24)       (0.24)      (0.24)
                                                              ------         ------       ------      ------
Total loss from investment operations.......................   (0.22)         (0.25)       (0.25)      (0.22)
                                                              ------         ------       ------      ------
Net asset value, end of period..............................  $ 9.78         $ 9.75       $ 9.75      $ 9.78
                                                              ======         ======       ======      ======
TOTAL RETURN+(1)............................................   (2.20)%        (2.50)%      (2.50)%     (2.20)%

RATIOS TO AVERAGE NET ASSETS (2)(3):

Expenses....................................................    1.42 %         2.17 %       2.17 %      1.17 %
Net investment income (loss)................................    0.41 %        (0.34)%      (0.34)%      0.66 %

SUPPLEMENTAL DATA:

Net assets, end of period, in thousands.....................  $7,276       $206,637      $12,946         $30
Portfolio turnover rate (1).................................      30 %           30 %         30 %        30 %

---------------------
 *  Commencement of operations.
 ++ The per share amounts were computed using an average number of shares outstanding.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

                      (This Page Intentionally Left Blank)

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Thomas F. Caloia
Treasurer


TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048


SUB-ADVISOR

Miller Anderson & Sherrerd, LLP



The Financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.


MORGAN STANLEY
DEAN WITTER
EQUITY FUND



[DEAN WITTER LOGO]



SEMIANNUAL REPORT
NOVEMBER 30, 1998